                                                                 Exhibit 99.B.18

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, William J. Baltrus and Gretchen
B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 3rd day of June, 1996.




                  ---------------------
                  Mark R. Taylor
                  Trustee


                                 ACKNOWLEDGEMENT

State of California                 )
                                    ) ss:
County of San Francisco             )


The foregoing instrument was acknowledged before me this 3rd day of June, 1995, by Mark R. Taylor, Trustee of McM Funds.



----------------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, William J. Baltrus and Gretchen
B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 3rd day of June, 1996.




                  ----------------------
                  Greg L. Watson
                  Trustee


                                 ACKNOWLEDGEMENT

State of California                 )
                                    ) ss:
County of San Francisco             )


The foregoing instrument was acknowledged before me this 3rd day of June, 1995, by Greg L. Watson, Trustee of McM Funds.




----------------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Gretchen
B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1995.




                  ----------------------
                  Kenneth I. Rosenblum
                  Trustee


                                ACKNOWLEDGEMENT

State of California                 )
                                    ) ss:
County of San Francisco             )


The foregoing instrument was acknowledged before me this 4th day of December, 1995, by Kenneth I. Rosenblum, Trustee of McM Funds.




----------------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Gretchen
B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1995.





                  ----------------------
                  Walter B. Rose
                  Trustee


                                 ACKNOWLEDGEMENT

State of California                 )
                                    ) ss:
County of San Francisco             )


The foregoing instrument was acknowledged before me this 4th day of December, 1995, by Walter B. Rose, Trustee of McM Funds.




----------------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Gretchen
B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1995.





                  ----------------------
                  Robert R. Barron
                  Trustee


                                 ACKNOWLEDGEMENT

State of California                 )
                                    ) ss:
County of San Francisco             )


The foregoing instrument was acknowledged before me this 4th day of December, 1995, by Robert R. Barron, Trustee of McM Funds.




----------------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Gretchen
B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1995.





                  ----------------------
                  Terry A. O'Toole
                  Vice President and Secretary


ACKNOWLEDGEMENT

State of California                 )
                                    ) ss:
County of San Francisco             )


The foregoing instrument was acknowledged before me this 4th day of December, 1995, by Terry A. O'Toole, Vice President and Secretary of McM Funds.




----------------------------------------
Notary Public

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William J. Baltrus, Gerald J. Holland, Joseph M. O'Donnell and Gretchen
B. Zepernick and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to take any appropriate action to qualify or register all or part of the securities of the Trust for sale in various states; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as that person might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1995.





                  ----------------------
                  Robert Hirsch
                  Compliance Officer


                                 ACKNOWLEDGEMENT

State of California                 )
                                    ) ss:
County of San Francisco             )


The foregoing instrument was acknowledged before me this 4th day of December, 1995, by Robert Hirsch, Compliance Officer of McM Funds.




----------------------------------------
Notary Public

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland and Gretchen B. Zepernick and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any and all Amendments to Registration Statement No. 33-75708 of McM Funds (the "Trust") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 18th day of September, 1995.




                                 ----------------------
                                 Deane A. Nelson
                                 Vice President and Secretary


ACKNOWLEDGEMENT

State of California    )
                       ) ss:
County of San Francisco)

The foregoing instrument was acknowledged before me this 18th day of September, 1995, by Deane A. Nelson, Vice President and Secretary of McM Funds.





----------------------------------------
Notary Public

In and for the County of San Francisco
State of California

My Commission Expires: _______________
(Notarial Seal)